UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible and High Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2009
DATE OF REPORTING PERIOD: November 1, 2008 through October 31, 2009

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Convertible and High Income Fund (CHY)

Annual Report October 31, 2009

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For over 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. We owe our success to the consistent application of this mantra: one team, one process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies.

We invite you to review our annual report.

  TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Discussion	3

Schedule of Investments	5

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes In Net Assets	16

Statement of Cash Flows	17

Notes to Financial Statements	18

Financial Highlights	28

Report of Independent Registered Public Accounting Firm	29

Trustee Approval of Management Agreement	30

Tax Information	32

Trustees & Officers	33

About Closed-End Funds	37

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	38

The Calamos Investments Advantage	39

Calamos Closed-End Funds	40

Letter to Shareholders

About the Fund

•	CHY utilizes a blend of high-yield and convertible securities to produce a stream of income paid out on a monthly basis.

•	The Fund’s dynamic asset allocation approach and broad investment universe provides enhanced opportunities to pursue income and total returns.

•	Invests primarily in U.S. markets.

Dear Shareholder:

Enclosed is your annual report for the fiscal year ended October 31, 2009. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Calamos Convertible and High Income Fund (CHY).

The year in review was divided into two distinct phases. In the first one, fallout from the global financial crisis kept the markets mired in pessimism. Anxiety ran high due to limited access to credit, the failing financial and auto industries, the grim housing market, and uncertainty about government stimulus plans and dire economic data. A depression scenario, rather than a severe recession was a widespread concern and panic led to the markets’ lows in March. In the second phase, these issues did not go away, but the perception that the world was not falling off a cliff combined with the fact that valuations had reached very attractive levels underpinned the strong market rebound in the remainder of the year. As markets roared back, the Fund participated with holdings (such as convertibles, and high-yield bonds) generating solid gains.

Certainly, the problems of 2008 are not completely resolved. Future government involvement in the financial sector and health care system, the pace of economic recovery, and the long-term implications of government stimulus programs cast a shadow. However, the depression scenario has waned and the bad news has become “less bad.”

Although global governments have flooded the world’s financial system with cash, inflation has been kept at bay (so far). Positive third-quarter gross domestic product growth in the U.S. provided a counterbalance to continued weakness in employment data. Consumer activity remains muted, but has been rekindled. Government intervention has played a role, with programs like “cash for clunkers” helping to loosen purse strings. Low interest rates and government incentives for first-time homebuyers have also boosted the challenged mortgage and housing markets.

Convertible and High Income Fund Letter to Shareholders ANNUAL REPORT	1

Letter to Shareholders

Throughout the period we remained confident about our investment process, and the Fund proved to be well positioned to participate in general market trends. Convertibles performed in line with our expectations—participating in equity upswings while offering a degree of downside protection. Valuations improved steadily throughout the year. The corporate debt we owned benefited from a strong rebound sparked by renewed interest in the asset class, narrowing credit spreads and the realization that credit markets were once again opened for business. In Funds where we invest in common stocks, the portfolios also benefited as stock prices recovered amidst the prospect that another Depression was off the table.

We have also identified many attractive investments that take advantage of global opportunities, with some non-U.S. markets offering some of the most compelling opportunities that we have encountered over the past 40 years. In addition to U.S. and European businesses that may participate, the opportunities we are seeing extend beyond the developed markets to select companies in emerging markets such as China, India and Brazil.

If you have any questions about your portfolio, please contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time—or speak to your financial advisor. I also encourage you to visit our website at calamos.com on a regular basis, for updated commentary and more information about your Fund. We thank you for your continued confidence and are honored by the opportunity to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Convertible and High Income Fund ANNUAL REPORT Letter to Shareholders

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

 TOTAL RETURN*
Common Shares – Inception 05/28/03

		Since
	1 Year	Inception**

On Market Price	41.07%	5.35%
On NAV	60.83%	7.42%
*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.
Performance Overview

The Calamos Convertible and High Income Fund (CHY) employs an enhanced fixed-income total return strategy that utilizes opportunities that Calamos has found within the Convertible and High Yield Debt Markets. Our goal with CHY has been to prudently maximize the distribution rate throughout the market cycle, while managing risk. To that end, the 12-month period ended October 31, 2009 was dramatic and remarkable, even in the context of investment managers who have been actively managing assets since the 1970s.

The Fund’s fiscal year end results were very positive with the net asset value up 60.83%. While results were positive, the year was characterized by significant volatility. The period began with a market in the midst of one of the most challenging credit environments in history. The market rebounded strongly, however, as investors came to believe that the U.S. and global economies were not headed into a Depression, and subsequently purchased securities at extremely discounted prices. From March 9, 2009 to October 31, 2009, the markets rebounded from their lows with the S&P 500 climbing 55%, the BofA Merrill Lynch High Yield Index up 53% and the BofA Merrill Lynch All Convertible Index up 46%.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

 SECTOR ALLOCATION

Energy	16.9%
Information Technology	14.7
Materials	13.9
Consumer Discretionary	11.5
Financials	9.9
Industrials	9.9
Consumer Staples	7.6
Health Care	7.4
Telecommunication Services	3.3
Utilities	0.5
Sector Allocations are based on managed assets and may vary over time. Sector Allocations exclude Sovereign Bonds, U.S. Treasuries and certain index options that have representation across all sectors.

As noted above, the Fund performed extremely well over the 12-month period. CHY’s NAV return of 60.83% strongly outpaced that of the convertible, high yield and equity markets. The BofA Merrill Lynch Convertible Index was up 37.27%, the BofA Merrill Lynch High Yield Index was up 49.79% and the S&P 500 was up 9.80% over the same period. CHY’s portfolio benefited greatly as credit spreads narrowed from the extreme levels observed at the end of 2009. The portfolio also benefited from improved valuations in the convertible market. From a sector positioning perspective, performance was aided by issue selection within the Materials and Consumer Staples

Convertible and High Income Fund Investment Team Discussion ANNUAL REPORT	3

Investment Team Discussion

sectors as we sought to provide more cyclical exposure in the portfolio. Holdings within the Materials sector also served as a bit of a hedge during a period of a weakening U.S. Dollar. While the Fund found attractive yield opportunities within the Financials sector, our investments were mostly of higher quality. The average quality of the portfolio has been BB, reflecting our desire to avoid issuers with a higher probability of default during still uncertain times.

Use of Leverage

In early 2008, the auction rate securities market became frozen as the auctions that set the rates lacked buyers — this meant that the Funds’ preferred shareholders were unable to sell their holdings. Calamos worked very hard to find solutions that were in the best interest of both preferred and common shareholders and was one of the first closed-end fund complexes to begin redeeming the auction rate securities with variable rate debt financing in June, 2008. In July, 2009, Calamos completed its refinancing and redeemed the remaining auction rate shares of CHY.

During the reporting period, the Fund reduced leverage for two reasons. First, the decline in all asset classes outside of U.S. Treasuries hampered the Fund’s ability to utilize leverage. As the Fund’s net assets declined, the Fund reduced leverage to remain in compliance with both the prospectus and legal requirements. Second, given the level of volatility in the marketplace, portfolio management also felt that a reduction in leverage was appropriate. We believe that some use of leverage is still favorable, as such, the amount of leverage at the end of the fiscal year was 24.48% for CHY. Despite the deleveraging of the portfolio and the volatile market environment experienced over the past year, the Fund was able to maintain the $0.085 per share level rate distribution for the duration of the Fund’s fiscal year.

Outlook

Looking forward, we will continue to seek firms with strong balance sheets, business models that may create sustainable growth in an overall slow-growth global economy, and attractive valuations. We believe that CHY is well positioned to participate in what we expect to be a volatile market. We also view the Fund’s current distribution rate of 8.56% of NAV as very attractive in this low interest rate environment.

4	Convertible and High Income Fund ANNUAL REPORT Investment Team Discussion

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (76.6%)
		Consumer Discretionary (12.7%)
4,575,000		Asbury Automotive Group, Inc. 7.625%, 03/15/17	$4,140,375
989,000		Boyd Gaming Corp. 7.125%, 02/01/16	860,430
1,978,000		Brinker International, Inc. 5.750%, 06/01/14	1,957,197
3,957,000		Cooper Tire & Rubber Company 8.000%, 12/15/19	3,897,645
		DISH Network Corp.
6,232,000		7.125%, 02/01/16µ	6,263,160
2,473,000		7.875%, 09/01/19*	2,544,099
6,925,000		Expedia, Inc. 7.456%, 08/15/18	7,357,812
6,702,000		GameStop Corp.µ 8.000%, 10/01/12	6,944,948
		General Motors Corp.
6,430,000		7.200%, 01/15/11	964,500
4,748,000		7.125%, 07/15/13	712,200
4,946,000		Goodyear Tire & Rubber Companyµ 7.000%, 03/15/28	4,228,830
7,172,000		Hanesbrands, Inc.µ‡ 4.593%, 12/15/14	6,490,660
9,200,000		Hasbro, Inc.µ 6.600%, 07/15/28	8,712,989
1,850,000		Interpublic Group of Companies, Inc. 10.000%, 07/15/17	1,998,000
		J.C. Penney Company, Inc.µ
1,484,000		7.650%, 08/15/16	1,558,200
825,000		9.000%, 08/01/12	903,375
2,948,000		Jarden Corp. 7.500%, 05/01/17	2,918,520
3,175,000		Kellwood Company 7.625%, 10/15/17	1,115,219
3,462,000		Liberty Media Corp.µ 8.250%, 02/01/30	3,133,110
3,883,000		Mandalay Resort Group 7.625%, 07/15/13	3,082,131
940,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	963,500
		Royal Caribbean Cruises, Ltd.µ
11,772,000		7.500%, 10/15/27	9,535,320
989,000		7.000%, 06/15/13	959,330
		Service Corp. Internationalµ
8,409,000		7.500%, 04/01/27	7,526,055
2,968,000		7.625%, 10/01/18	2,960,580
1,484,000		Sotheby’s Holdings, Inc.µ 7.750%, 06/15/15	1,331,890
989,000		Speedway Motorsports, Inc.* 8.750%, 06/01/16	1,038,450
8,507,000		Vail Resorts, Inc.µ 6.750%, 02/15/14	8,496,366
1,978,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	3,011,028

			105,605,919

		Consumer Staples (6.5%)
1,978,000		Chattem, Inc.µ 7.000%, 03/01/14	2,007,670
4,204,000		Chiquita Brands International, Inc. 8.875%, 12/01/15	4,288,080
		Constellation Brands, Inc.
4,788,000		7.250%, 09/01/16µ	4,823,910
989,000		7.250%, 05/15/17	996,418
1,350,000		Del Monte Foods Company* 7.500%, 10/15/19	1,377,000
4,452,000		NBTY, Inc.µ 7.125%, 10/01/15	4,374,090
		Pilgrim’s Pride Corp.**
7,864,000		8.375%, 05/01/17	8,788,020
2,523,000		7.625%, 05/01/15	2,825,760
		Reynolds American, Inc.
6,430,000		7.300%, 07/15/15µ	6,804,708
3,957,000		7.625%, 06/01/16µ	4,267,838
3,957,000		7.250%, 06/15/37~	4,011,132
		Smithfield Foods, Inc.
9,892,000		7.750%, 07/01/17	8,111,440
1,978,000		7.750%, 05/15/13	1,780,200

			54,456,266

		Energy (16.9%)
1,484,000		Arch Coal, Inc.* 8.750%, 08/01/16	1,528,520
7,419,000		Arch Western Finance, LLCµ 6.750%, 07/01/13	7,196,430
1,978,000		Berry Petroleum Company 10.250%, 06/01/14	2,126,350
1,484,000		Bill Barrett Corp. 9.875%, 07/15/16	1,580,460
5,886,000		Bristow Group, Inc.µ 7.500%, 09/15/17	5,694,705
		Chesapeake Energy Corp.
3,957,000		9.500%, 02/15/15µ	4,303,237
3,195,000		6.875%, 11/15/20~	2,955,375
2,473,000		Complete Production Services, Inc.~ 8.000%, 12/15/16	2,355,533
5,144,000		Comstock Resources, Inc. 8.375%, 10/15/17	5,118,280
1,978,000		Continental Resources, Inc.* 8.250%, 10/01/19	2,042,285
7,467,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	7,410,997

Convertible and High Income Fund Schedule of Investments ANNUAL REPORT	5

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

2,968,000		Frontier Oil Corp.µ 8.500%, 09/15/16	$3,042,200
4,629,000		GulfMark Offshore, Inc.µ 7.750%, 07/15/14	4,536,420
9,892,000		Helix Energy Solutions Group, Inc.µ* 9.500%, 01/15/16	10,213,490
		Hornbeck Offshore Services, Inc.
5,520,000		8.000%, 09/01/17*	5,492,400
1,133,000		6.125%, 12/01/14µ	1,053,690
		Mariner Energy, Inc.µ
3,462,000		11.750%, 06/30/16	3,825,510
2,894,000		8.000%, 05/15/17	2,734,830
6,826,000		Petrohawk Energy Corp.µ 7.125%, 04/01/12	6,826,000
		Petroplus Holdings, AG*
5,935,000		9.375%, 09/15/19	5,979,512
1,978,000		6.750%, 05/01/14	1,859,320
495,000		7.000%, 05/01/17	450,450
4,452,000		Pride International, Inc.µ 8.500%, 06/15/19	4,997,370
		Range Resources Corp.
2,305,000		8.000%, 05/15/19µ	2,402,963
989,000		7.500%, 10/01/17	996,418
5,441,000		SEACOR Holdings, Inc. 7.375%, 10/01/19	5,468,956
7,518,000		Superior Energy Services, Inc.µ 6.875%, 06/01/14	7,367,640
2,968,000		Swift Energy Companyµ 7.625%, 07/15/11	2,997,680
17,312,000		Valero Energy Corp.µ 7.500%, 06/15/15	17,733,911
3,532,000		Whiting Petroleum Corp.µ 7.250%, 05/01/12	3,554,075
6,875,000		Williams Companies, Inc.~ 7.750%, 06/15/31	7,199,527

			141,044,534

		Financials (8.0%)
		Ford Motor Credit Company, LLC
6,183,000		9.875%, 08/10/11	6,326,971
5,441,000		8.625%, 11/01/10	5,551,648
10,882,000		Host Hotels & Resorts, Inc. 7.125%, 11/01/13	10,882,000
3,759,000		Janus Capital Group, Inc. 6.950%, 06/15/17	3,578,467
		Leucadia National Corp.µ
7,231,000		8.125%, 09/15/15	7,357,542
5,935,000		7.000%, 08/15/13	6,024,025
6,925,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	6,163,250
940,000		Omega Healthcare Investors, Inc. 7.000%, 04/01/14	923,550
		Senior Housing Properties Trustµ
4,946,000		8.625%, 01/15/12	5,069,650
3,495,000		7.875%, 04/15/15	3,302,775
12,860,000		SLM Corp.µ 8.450%, 06/15/18	11,342,327

			66,522,205

		Health Care (0.5%)
		Bio-Rad Laboratories, Inc.
1,978,000		8.000%, 09/15/16*	2,042,285
1,978,000		7.500%, 08/15/13µ	2,017,560

			4,059,845

		Industrials (7.9%)
3,957,000		BE Aerospace, Inc.µ 8.500%, 07/01/18	4,125,172
		Belden, Inc.
3,957,000		9.250%, 06/15/19*	4,253,775
2,369,000		7.000%, 03/15/17µ	2,297,930
989,000		Cummins, Inc.~ 7.125%, 03/01/28	885,913
1,889,000		Deluxe Corp.~ 7.375%, 06/01/15	1,860,665
13,849,000		Esterline Technologies Corp. 7.750%, 06/15/13	13,918,245
3,462,000		Gardner Denver, Inc.µ 8.000%, 05/01/13	3,340,830
1,850,000		H&E Equipment Service, Inc. 8.375%, 07/15/16	1,789,875
5,837,000		Interline Brands, Inc.µ 8.125%, 06/15/14	5,778,630
1,978,000	GBP	Iron Mountain, Inc.* 7.250%, 04/15/14	3,246,391
3,166,000		Kansas City Southernµ 13.000%, 12/15/13	3,648,815
5,935,000		Spirit AeroSystems Holdings, Inc.* 7.500%, 10/01/17	5,920,162
		Terex Corp.
6,925,000		8.000%, 11/15/17	6,422,937
1,875,000		7.375%, 01/15/14	1,851,563
3,215,000		Trinity Industries, Inc.µ 6.500%, 03/15/14	3,186,869
1,978,000		Wesco Distribution, Inc. 7.500%, 10/15/17	1,955,747
989,000		Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	1,001,363

			65,484,882

		Information Technology (9.6%)
		Amkor Technology, Inc.µ
10,189,000		9.250%, 06/01/16	10,698,450
2,968,000		7.750%, 05/15/13	2,971,710
		Anixter International, Inc.
4,946,000		5.950%, 03/01/15µ	4,599,780

6	Convertible and High Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

989,000		10.000%, 03/15/14	$1,075,538
2,711,000		Arrow Electronics, Inc.~ 6.875%, 06/01/18	2,855,976
8,409,000		Celestica, Inc.µ 7.625%, 07/01/13	8,661,270
3,376,000		Flextronics International, Ltd.~ 6.500%, 05/15/13	3,392,880
5,886,000		Freescale Semiconductor, Inc. 8.875%, 12/15/14	4,811,805
		Jabil Circuit, Inc.
5,441,000		8.250%, 03/15/18µ	5,808,267
989,000		7.750%, 07/15/16	1,031,033
5,935,000		Lender Processing Services, Inc.µ 8.125%, 07/01/16	6,276,262
2,898,000		Lexmark International, Inc.µ 6.650%, 06/01/18	2,923,198
1,610,000		NXP, BV 7.875%, 10/15/14	1,336,300
3,462,000		Seagate Technologyµ 6.800%, 10/01/16	3,410,070
3,858,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	3,944,805
15,660,000		Xerox Corp.µ 7.625%, 06/15/13	16,077,308

			79,874,652

		Materials (9.5%)
2,077,000		Airgas, Inc.* 7.125%, 10/01/18	2,149,695
3,710,000		Allegheny Ludlum Corp. 6.950%, 12/15/25	3,294,369
1,978,000		Anglo American, PLCµ* 9.375%, 04/08/14	2,312,323
861,000		Ashland, Inc.* 9.125%, 06/01/17	932,032
1,484,000		Ball Corp. 7.375%, 09/01/19	1,524,810
2,363,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	1,973,105
6,806,000		Greif, Inc.* 7.750%, 08/01/19	7,010,180
		Ineos Group Holdings, PLC*
5,935,000	EUR	7.875%, 02/15/16	4,825,672
989,000		8.500%, 02/15/16	558,785
3,413,000		Mosaic Companyµ* 7.625%, 12/01/16	3,675,999
		Nalco Holding Company
3,529,000		8.250%, 05/15/17µ*	3,723,095
2,473,000	EUR	9.000%, 11/15/13	3,766,771
8,903,000		Neenah Paper, Inc.µ 7.375%, 11/15/14	7,612,065
2,473,000		P.H. Glatfelter Company 7.125%, 05/01/16	2,463,726
6,925,000		Sealed Air Corp.µ* 6.875%, 07/15/33	5,974,710
4,372,000		Silgan Holdings, Inc.*µ 7.250%, 08/15/16	4,459,440
5,233,000		Steel Dynamics, Inc.µ* 8.250%, 04/15/16	5,285,330
5,480,000		Terra Industries, Inc.* 7.750%, 11/01/19	5,534,800
1,978,000		Texas Industries, Inc. 7.250%, 07/15/13	1,948,330
		Union Carbide Corp.µ
4,798,000		7.875%, 04/01/23	4,175,551
3,215,000		7.500%, 06/01/25	2,754,056
3,660,000		Westlake Chemical Corp.µ 6.625%, 01/15/16	3,467,850

			79,422,694

		Telecommunication Services (4.4%)
5,975,000		CenturyTel, Inc.µ 6.875%, 01/15/28	5,544,693
8,112,000		Frontier Communications Corp.µ 9.000%, 08/15/31	8,051,160
6,925,000		Leap Wireless International, Inc.µ 9.375%, 11/01/14	6,751,875
6,925,000		Qwest Communications International, Inc.µ 7.750%, 02/15/31	5,713,125
6,925,000		Sprint Nextel Corp.µ 7.375%, 08/01/15	6,171,906
4,452,000		Syniverse Technologies, Inc.µ 7.750%, 08/15/13	4,273,920

			36,506,679

		Utilities (0.6%)
6,925,000		Energy Future Holdings Corp. 10.250%, 11/01/15	4,951,375

		TOTAL CORPORATE BONDS (Cost $659,660,120)	637,929,051

CONVERTIBLE BONDS (23.6%)
		Consumer Discretionary (2.4%)
		Interpublic Group of Companies, Inc.
5,000,000		4.750%, 03/15/23µ	4,812,500
1,000,000		4.250%, 03/15/23	968,750
13,000,000		Liberty Media Corp. (Time Warner, Inc.)µ§ 3.125%, 03/30/23	12,870,000
2,320,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)µ§ 3.250%, 03/15/31	1,331,100

			19,982,350

Convertible and High Income Fund Schedule of Investments ANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

		Energy (1.5%)
11,000,000		Chesapeake Energy Corp.µ 2.250%, 12/15/38	$8,277,500
800,000		Petrobank Energy & Resources, Ltd.* 5.125%, 07/10/15	1,088,000
3,000,000		St. Mary Land & Exploration Companyµ 3.500%, 04/01/27	2,947,500

			12,313,000

		Financials (0.4%)
		Health Care REIT, Inc.µ
1,970,000		4.750%, 07/15/27	2,176,850
1,000,000		4.750%, 12/01/26	1,110,000

			3,286,850

		Health Care (4.4%)
11,500,000		Cubist Pharmaceuticals, Inc.µ 2.250%, 06/15/13	10,335,625
16,500,000		Life Technologies Corp.µ 3.250%, 06/15/25	19,160,625
7,000,000		Millipore Corp.µ 3.750%, 06/01/26	7,210,000

			36,706,250

		Industrials (3.3%)
2,503,000		Energy Conversion Devices, Inc.µ 3.000%, 06/15/13	1,686,396
13,500,000		L-3 Communications Holdings, Inc.µ 3.000%, 08/01/35	13,719,375
3,500,000		Suntech Power Holdings Company, Ltd. 3.000%, 03/15/13	2,646,875
13,000,000		Trinity Industries, Inc.µ 3.875%, 06/01/36	9,603,750

			27,656,396

		Information Technology (9.8%)
1,620,000		ADC Telecommunications, Inc. 3.500%, 07/15/15	1,210,950
5,000,000		Blackboard, Inc.µ 3.250%, 07/01/27	4,875,000
7,000,000		Euronet Worldwide, Inc.µ 3.500%, 10/15/25	6,615,000
9,000,000		Informatica Corp.µ 3.000%, 03/15/26	10,890,000
41,000,000		Intel Corp.µ 2.950%, 12/15/35	37,720,000
21,000,000		Linear Technology Corp.µ 3.000%, 05/01/27	20,212,500

			81,523,450

		Materials (1.8%)
2,000,000		Anglo American, PLC 4.000%, 05/07/14	3,058,000
10,090,000		Newmont Mining Corp.µ 3.000%, 02/15/12	12,196,288

			15,254,288

		TOTAL CONVERTIBLE BONDS (Cost $209,042,227)	196,722,584

U.S. GOVERNMENT AND AGENCY SECURITY (0.2%)
1,988,000		United States Treasury Note~ 2.125%, 01/31/10 (Cost $1,997,823)	1,998,407

SOVEREIGN BOND (1.3%)
1,830,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12 (Cost $10,637,985)	10,424,985

SYNTHETIC CONVERTIBLE SECURITIES (1.0%)
Corporate Bonds (0.8%)
		Consumer Discretionary (0.1%)
50,000		Asbury Automotive Group, Inc. 7.625%, 03/15/17	45,250
11,000		Boyd Gaming Corp. 7.125%, 02/01/16	9,570
22,000		Brinker International, Inc. 5.750%, 06/01/14	21,769
43,000		Cooper Tire & Rubber Company 8.000%, 12/15/19	42,355
		DISH Network Corp.
68,000		7.125%, 02/01/16µ	68,340
27,000		7.875%, 09/01/19*	27,776
75,000		Expedia, Inc. 7.456%, 08/15/18	79,687
73,000		GameStop Corp.µ 8.000%, 10/01/12	75,646
		General Motors Corp.
70,000		7.200%, 01/15/11	10,500
52,000		7.125%, 07/15/13	7,800
54,000		Goodyear Tire & Rubber Companyµ 7.000%, 03/15/28	46,170
78,000		Hanesbrands, Inc.µ‡ 4.593%, 12/15/14	70,590
100,000		Hasbro, Inc.µ 6.600%, 07/15/28	94,706
20,000		Interpublic Group of Companies, Inc. 10.000%, 07/15/17	21,600
		J.C. Penney Company, Inc.µ
16,000		7.650%, 08/15/16	16,800
9,000		9.000%, 08/01/12	9,855
32,000		Jarden Corp. 7.500%, 05/01/17	31,680
35,000		Kellwood Company 7.625%, 10/15/17	12,294

8	Convertible and High Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

38,000		Liberty Media Corp.µ 8.250%, 02/01/30	$34,390
42,000		Mandalay Resort Group 7.625%, 07/15/13	33,338
10,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	10,250
		Royal Caribbean Cruises, Ltd.µ
128,000		7.500%, 10/15/27	103,680
11,000		7.000%, 06/15/13	10,670
		Service Corp. Internationalµ
91,000		7.500%, 04/01/27	81,445
32,000		7.625%, 10/01/18	31,920
16,000		Sotheby’s Holdings, Inc.µ 7.750%, 06/15/15	14,360
11,000		Speedway Motorsports, Inc.* 8.750%, 06/01/16	11,550
93,000		Vail Resorts, Inc.µ 6.750%, 02/15/14	92,884
22,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	33,490

			1,150,365

		Consumer Staples (0.1%)
22,000		Chattem, Inc.µ 7.000%, 03/01/14	22,330
46,000		Chiquita Brands International, Inc. 8.875%, 12/01/15	46,920
		Constellation Brands, Inc.
52,000		7.250%, 09/01/16µ	52,390
11,000		7.250%, 05/15/17	11,083
15,000		Del Monte Foods Company* 7.500%, 10/15/19	15,300
48,000		NBTY, Inc.µ 7.125%, 10/01/15	47,160
		Pilgrim’s Pride Corp.**
86,000		8.375%, 05/01/17	96,105
27,000		7.625%, 05/01/15	30,240
		Reynolds American, Inc.
70,000		7.300%, 07/15/15µ	74,079
43,000		7.625%, 06/01/16µ	46,378
43,000		7.250%, 06/15/37~	43,588
		Smithfield Foods, Inc.
108,000		7.750%, 07/01/17	88,560
22,000		7.750%, 05/15/13	19,800

			593,933

		Energy (0.2%)
16,000		Arch Coal, Inc.* 8.750%, 08/01/16	16,480
81,000		Arch Western Finance, LLCµ 6.750%, 07/01/13	78,570
22,000		Berry Petroleum Company 10.250%, 06/01/14	23,650
16,000		Bill Barrett Corp. 9.875%, 07/15/16	17,040
64,000		Bristow Group, Inc.µ 7.500%, 09/15/17	61,920
		Chesapeake Energy Corp.
43,000		9.500%, 02/15/15µ	46,762
35,000		6.875%, 11/15/20~	32,375
27,000		Complete Production Services, Inc.~ 8.000%, 12/15/16	25,718
56,000		Comstock Resources, Inc. 8.375%, 10/15/17	55,720
22,000		Continental Resources, Inc.* 8.250%, 10/01/19	22,715
81,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	80,392
32,000		Frontier Oil Corp.µ 8.500%, 09/15/16	32,800
50,000		GulfMark Offshore, Inc.µ 7.750%, 07/15/14	49,000
108,000		Helix Energy Solutions Group, Inc.µ* 9.500%, 01/15/16	111,510
		Hornbeck Offshore Services, Inc.
60,000		8.000%, 09/01/17*	59,700
12,000		6.125%, 12/01/14µ	11,160
		Mariner Energy, Inc.µ
38,000		11.750%, 06/30/16	41,990
31,000		8.000%, 05/15/17	29,295
74,000		Petrohawk Energy Corp.µ 7.125%, 04/01/12	74,000
		Petroplus Holdings, AG*
65,000		9.375%, 09/15/19	65,487
22,000		6.750%, 05/01/14	20,680
5,000		7.000%, 05/01/17	4,550
48,000		Pride International, Inc.µ 8.500%, 06/15/19	53,880
		Range Resources Corp.
25,000		8.000%, 05/15/19µ	26,063
11,000		7.500%, 10/01/17	11,083
59,000		SEACOR Holdings, Inc. 7.375%, 10/01/19	59,303
82,000		Superior Energy Services, Inc.µ 6.875%, 06/01/14	80,360
32,000		Swift Energy Companyµ 7.625%, 07/15/11	32,320
188,000		Valero Energy Corp.µ 7.500%, 06/15/15	192,582
38,000		Whiting Petroleum Corp.µ 7.250%, 05/01/12	38,238
75,000		Williams Companies, Inc.~ 7.750%, 06/15/31	78,540

			1,533,883

Convertible and High Income Fund Schedule of Investments ANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

		Financials (0.1%)
		Ford Motor Credit Company, LLC
67,000		9.875%, 08/10/11	$68,560
59,000		8.625%, 11/01/10	60,200
118,000		Host Hotels & Resorts, Inc. 7.125%, 11/01/13	118,000
41,000		Janus Capital Group, Inc. 6.950%, 06/15/17	39,031
		Leucadia National Corp.µ
79,000		8.125%, 09/15/15	80,382
65,000		7.000%, 08/15/13	65,975
75,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	66,750
10,000		Omega Healthcare Investors, Inc. 7.000%, 04/01/14	9,825
		Senior Housing Properties Trustµ
54,000		8.625%, 01/15/12	55,350
38,000		7.875%, 04/15/15	35,910
140,000		SLM Corp.µ 8.450%, 06/15/18	123,478

			723,461

		Health Care (0.0%)
		Bio-Rad Laboratories, Inc.
22,000		8.000%, 09/15/16*	22,715
22,000		7.500%, 08/15/13µ	22,440

			45,155

		Industrials (0.1%)
43,000		BE Aerospace, Inc.µ 8.500%, 07/01/18	44,828
		Belden, Inc.
43,000		9.250%, 06/15/19*	46,225
26,000		7.000%, 03/15/17µ	25,220
11,000		Cummins, Inc.~ 7.125%, 03/01/28	9,853
21,000		Deluxe Corp.~ 7.375%, 06/01/15	20,685
151,000		Esterline Technologies Corp. 7.750%, 06/15/13	151,755
38,000		Gardner Denver, Inc.µ 8.000%, 05/01/13	36,670
20,000		H&E Equipment Service, Inc. 8.375%, 07/15/16	19,350
63,000		Interline Brands, Inc.µ 8.125%, 06/15/14	62,370
22,000	GBP	Iron Mountain, Inc.* 7.250%, 04/15/14	36,107
34,000		Kansas City Southernµ 13.000%, 12/15/13	39,185
65,000		Spirit AeroSystems Holdings, Inc.* 7.500%, 10/01/17	64,837
		Terex Corp.
75,000		8.000%, 11/15/17	69,562
20,000		7.375%, 01/15/14	19,750
35,000		Trinity Industries, Inc.µ 6.500%, 03/15/14	34,694
22,000		Wesco Distribution, Inc. 7.500%, 10/15/17	21,753
11,000		Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	11,138

			713,982

		Information Technology (0.1%)
		Amkor Technology, Inc.µ
111,000		9.250%, 06/01/16	116,550
32,000		7.750%, 05/15/13	32,040
		Anixter International, Inc.
54,000		5.950%, 03/01/15µ	50,220
11,000		10.000%, 03/15/14	11,963
29,000		Arrow Electronics, Inc.~ 6.875%, 06/01/18	30,551
91,000		Celestica, Inc.µ 7.625%, 07/01/13	93,730
37,000		Flextronics International, Ltd.~ 6.500%, 05/15/13	37,185
64,000		Freescale Semiconductor, Inc. 8.875%, 12/15/14	52,320
		Jabil Circuit, Inc.
59,000		8.250%, 03/15/18µ	62,982
11,000		7.750%, 07/15/16	11,468
65,000		Lender Processing Services, Inc.µ 8.125%, 07/01/16	68,737
32,000		Lexmark International, Inc.µ 6.650%, 06/01/18	32,278
18,000		NXP, BV 7.875%, 10/15/14	14,940
38,000		Seagate Technologyµ 6.800%, 10/01/16	37,430
42,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	42,945
170,000		Xerox Corp.µ 7.625%, 06/15/13	174,530

			869,869

		Materials (0.1%)
23,000		Airgas, Inc.* 7.125%, 10/01/18	23,805
40,000		Allegheny Ludlum Corp. 6.950%, 12/15/25	35,519
22,000		Anglo American, PLCµ* 9.375%, 04/08/14	25,718
9,000		Ashland, Inc.* 9.125%, 06/01/17	9,743

10	Convertible and High Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

16,000		Ball Corp. 7.375%, 09/01/19	$16,440
26,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	21,710
74,000		Greif, Inc.* 7.750%, 08/01/19	76,220
		Ineos Group Holdings, PLC*
65,000	EUR	7.875%, 02/15/16	52,851
11,000		8.500%, 02/15/16	6,215
37,000		Mosaic Companyµ* 7.625%, 12/01/16	39,851
		Nalco Holding Company
38,000		8.250%, 05/15/17µ*	40,090
27,000	EUR	9.000%, 11/15/13	41,125
97,000		Neenah Paper, Inc.µ 7.375%, 11/15/14	82,935
27,000		P.H. Glatfelter Company 7.125%, 05/01/16	26,899
75,000		Sealed Air Corp.µ* 6.875%, 07/15/33	64,708
48,000		Silgan Holdings, Inc.*µ 7.250%, 08/15/16	48,960
57,000		Steel Dynamics, Inc.µ* 8.250%, 04/15/16	57,570
60,000		Terra Industries, Inc.* 7.750%, 11/01/19	60,600
22,000		Texas Industries, Inc. 7.250%, 07/15/13	21,670
		Union Carbide Corp.µ
52,000		7.875%, 04/01/23	45,254
35,000		7.500%, 06/01/25	29,982
40,000		Westlake Chemical Corp.µ 6.625%, 01/15/16	37,900

			865,765

		Telecommunication Services (0.0%)
65,000		CenturyTel, Inc.µ 6.875%, 01/15/28	60,319
88,000		Frontier Communications Corp.µ 9.000%, 08/15/31	87,340
75,000		Leap Wireless International, Inc.µ 9.375%, 11/01/14	73,125
75,000		Qwest Communications International, Inc.µ 7.750%, 02/15/31	61,875
75,000		Sprint Nextel Corp.µ 7.375%, 08/01/15	66,843
48,000		Syniverse Technologies, Inc.µ 7.750%, 08/15/13	46,080

			395,582

		Utilities (0.0%)
75,000		Energy Future Holdings Corp. 10.250%, 11/01/15	53,625

		TOTAL CORPORATE BONDS	6,945,620

U.S. Government and Agency Security (0.0%)
22,000		United States Treasury Note~ 2.125%, 01/31/10	22,115

Sovereign Bond (0.0%)
20,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	113,934

NUMBER OF
CONTRACTS			VALUE

Purchased Options (0.2%)#
		Consumer Discretionary (0.1%)
		Nike, Inc. - Class B
670		Call, 01/16/10, Strike $60.00	301,500
550		Call, 01/16/10, Strike $70.00	44,000

			345,500

		Consumer Staples (0.1%)
1,350		Sysco Corp. Call, 01/16/10, Strike $30.00	16,875
1,050		Walgreen Company Call, 01/16/10, Strike $32.50	593,250

			610,125

		Health Care (0.0%)
690		Gilead Sciences, Inc. Call, 01/16/10, Strike $55.00	8,625

		Information Technology (0.0%)
80		Apple, Inc. Call, 01/16/10, Strike $170.00	193,800
		QUALCOMM, Inc.
630		Call, 01/16/10, Strike $45.00	74,340
525		Call, 01/16/10, Strike $50.00	16,275

			284,415

		TOTAL PURCHASED OPTIONS	1,248,665

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $12,159,529)	8,330,334

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (18.3%)
		Consumer Staples (3.3%)
410,000		Archer-Daniels-Midland Companyµ 6.250%	17,527,500
17,500		Bunge, Ltd.µ 5.125%	10,193,750

			27,721,250

		Financials (3.6%)

Convertible and High Income Fund Schedule of Investments ANNUAL REPORT	11

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

185,000		Affiliated Managers Group, Inc.µ 5.150%	5,896,875
175,000		American International Group, Inc.µ 8.500%	$1,968,750
19,500		Bank of America Corp.µ 7.250%	16,328,130
35,000		Reinsurance Group of America, Inc.~ 5.750%	2,165,100
3,500		Wells Fargo & Companyµ 7.500%	3,132,500

			29,491,355

		Health Care (4.3%)
105,000		Merck & Company, Inc.µ 6.000%	25,331,250
10,000		Mylan, Inc.µ 6.500%	10,300,000

			35,631,250

		Industrials (0.8%)
8,500		Stanley Worksµ‡ 5.125%	6,940,250

		Materials (6.3%)
242,500		Freeport-McMoRan Copper & Gold, Inc.µ 6.750%	25,947,500
1,750	CHF	Givaudan, SA 5.375%	12,887,465
210,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)µ§ 5.500%	10,300,500
40,000		Vale, SA 6.750%	3,157,200

			52,292,665

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $185,617,738)	152,076,770

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (4.9%) +*
		Energy (3.7%)
130,000		Barclays Capital, Inc. (Noble Corp.) 12.000%, 01/29/10	5,196,100
73,600		BNP Paribas, SA (Devon Energy Corp.) 12.000%, 06/17/10	4,823,008
117,200		BNP Paribas, SA (ENSCO International, Inc.) 12.000%, 01/29/10	5,262,280
73,000		Credit Suisse Group (Noble Energy, Inc.) 12.000%, 06/18/10	4,757,410
163,000		Goldman Sachs Group, Inc. (Cameron International Corp.) 12.000%, 02/16/10	5,626,760
202,000		Goldman Sachs Group, Inc. (Halliburton Company) 12.000%, 12/23/09	5,510,560

			31,176,118

		Health Care (0.6%)
135,000		Deutsche Bank, AG (Medtronic, Inc.) 11.000%, 05/27/10	4,742,550

		Materials (0.6%)
139,000		Credit Suisse Group (Barrick Gold Corp.) 12.000%, 04/19/10	5,041,530

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $38,746,483)	40,960,198

NUMBER OF
SHARES			VALUE

COMMON STOCKS (2.1%)
		Financials (1.1%)
282,712		MetLife, Inc.	$9,620,690

		Industrials (1.0%)
224,388		Avery Dennison Corp.µ	7,999,432

		TOTAL COMMON STOCKS (Cost $20,744,443)	17,620,122

SHORT TERM INVESTMENT (2.9%)
24,390,715		Fidelity Prime Money Market Fund - Institutional Class (Cost $24,390,715)	24,390,715

TOTAL INVESTMENTS IN SECURITIES (130.9%) (Cost $1,162,997,063)			1,090,453,166

LIABILITIES, LESS OTHER ASSETS (-30.9%)			(257,684,436)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$832,768,730

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-0.4%)#
		Other (-0.4%)
		SPDR Trust Series 1
1,750		Call, 12/19/09, Strike $109.00	(253,750)
1,250		Call, 11/21/09, Strike $109.00	(71,250)
1,200		Call, 12/19/09, Strike $98.00	(930,000)
1,200		Call, 12/19/09, Strike $96.00	(1,122,000)

12	Convertible and High Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

NUMBER OF
CONTRACTS		VALUE

750	Call, 11/21/09, Strike $106.00	$(112,125)
750	Call, 12/19/09, Strike $101.00	(414,375)
600	Call, 12/19/09, Strike $97.00	(511,500)
375	Call, 11/21/09, Strike $108.00	(30,375)
375	Call, 11/21/09, Strike $107.00	(41,625)

	TOTAL WRITTEN OPTIONS (Premium $2,983,737)	(3,487,000)

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $693,791,865.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $67,531,677 or 8.1% of net assets applicable to common shareholders.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2009.
**	Security is in default. Pilgrim’s Pride Corp. filed for bankruptcy protection on December 1, 2008.
~	Security, or portion of security, is segregated as collateral for written options and swaps aggregating a total value of $26,571,865.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
#	Non-income producing security.
+	Structured equity linked securities are designed to simulate the characteristics of the security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

BNP Paribas, SA	2.4300% quarterly	3 month LIBOR	04/14/14	$115,000,000	$(80,429)
BNP Paribas, SA	1.8650% quarterly	3 month LIBOR	04/14/12	75,000,000	(719,917)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	53,000,000	(277,341)

					$(1,077,687)

Convertible and High Income Fund Schedule of Investments ANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2009

ASSETS
Investments in securities, at value (cost $1,162,997,063)	$1,090,453,166
Cash with custodian (interest bearing)	353,438
Receivables:
Accrued interest and dividends	18,815,251
Investments sold	7,054,646
Prepaid expenses	18,042
Other assets	101,871

Total assets	1,116,796,414

LIABILITIES
Options written, at value (premium $2,983,737)	3,487,000
Unrealized depreciation on interest rate swaps	1,077,687
Payables:
Note payable	270,000,000
Investments purchased	8,137,051
Affiliates:
Investment advisory fees	699,615
Deferred compensation to trustees	101,871
Financial accounting fees	10,738
Trustees’ fees and officer compensation	612
Other accounts payable and accrued liabilities	513,110

Total liabilities	284,027,684

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$832,768,730

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 69,837,235 shares issued and outstanding	$991,016,203
Undistributed net investment income (loss)	(15,016,514)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	(69,144,797)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and interest rate swaps	(74,086,162)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$832,768,730

Net asset value per common shares based upon 69,837,235 shares issued and outstanding	$11.92

14	Convertible and High Income Fund ANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2009

INVESTMENT INCOME
Interest	$61,617,730
Dividends	15,002,020
Dividends from affiliates	63,364
Securities lending income	65,819

Total investment income	76,748,933

EXPENSES
Investment advisory fees	7,481,913
Interest expense and related fees	4,246,792
Deferred debt structuring fee	4,066,998
Liquidity fee	2,593,511
Program fee	1,218,824
Printing and mailing fees	221,886
Auction agent and rating agency fees	180,703
Financial accounting fees	108,190
Audit fees	71,445
Registration fees	69,308
Legal fees	63,773
Accounting fees	63,588
Trustees’ fees and officer compensation	55,945
Transfer agent fees	33,655
Custodian fees	23,282
Other	53,478

Total expenses	20,553,291
Less expense reductions	(579,428)

Net expenses	19,973,863

NET INVESTMENT INCOME (LOSS)	56,775,070

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(29,519,305)
Purchased options	(15,848,434)
Foreign currency transactions	(17,714)
Written options	(7,017,160)
Interest rate swaps	(1,339,446)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	308,140,704
Purchased options	13,253,007
Foreign currency translations	158,029
Written options	(1,647,583)
Interest rate swaps	(1,077,687)

NET GAIN (LOSS)	265,084,411

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$321,859,481

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(298,056)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$321,561,425

Convertible and High Income Fund Statement of Operations ANNUAL REPORT	15

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008

OPERATIONS
Net investment income (loss)	$56,775,070	$70,573,636
Net realized gain (loss)	(53,742,059)	17,925,974
Change in unrealized appreciation/(depreciation)	318,826,470	(466,594,881)
Distributions to preferred shareholders from:
Net investment income	(298,056)	(7,932,453)
Net realized gains	—	(4,400,322)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	321,561,425	(390,428,046)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(69,343,931)	(90,494,947)
Net realized gains	(1,160,756)	(15,309,718)

Net decrease in net assets from distributions to common shareholders	(70,504,687)	(105,804,665)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	15,672,670	1,576,989
Offering costs on common shares	(61,529)	(192,745)
Reinvestment of distributions resulting in the issuance of common stock	2,914,241	3,420,910

Net increase (decrease) in net assets from capital stock transactions	18,525,382	4,805,154

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	269,582,120	(491,427,557)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$563,186,610	$1,054,614,167

End of year	832,768,730	563,186,610

Undistributed net investment income (loss)	$(15,016,514)	$(7,341,709)

16	Convertible and High Income Fund ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statement of Cash Flows

Year Ended October 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$321,859,481
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Change in unrealized appreciation or depreciation on interest rate swaps	1,077,687
Change in written options	(42,770)
Purchase of investment securities	(302,032,196)
Proceeds from disposition of investment securities	368,511,955
Amortization and accretion of fixed-income securities	(2,922,548)
Purchase of short term investments, net	(21,427,410)
Net realized gains/losses from investments, excluding purchased options	29,519,305
Net realized gains/losses from purchased options	15,848,434
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(308,140,704)
Change in unrealized appreciation or depreciation on purchased options	(13,253,007)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,805,457
Cash collateral for securities on loan	35,432,438
Prepaid expenses	3,607,983
Other assets	(52,102)
(Increase)/decrease in liabilities:
Payables to affiliates	125,621
Payable upon return of securities loaned	(35,432,438)
Other accounts payable and accrued liabilities	(748,395)

Net cash provided by/(used in) operating activities	$93,736,791

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	15,672,670
Offering costs related to common shares sold	(135,829)
Distributions to common shareholders	(67,590,446)
Distributions to preferred shareholders	(331,364)
Proceeds from note payable	80,000,000
Repayment of note payable	(41,000,000)
Redemption of preferred shares	(80,000,000)

Net cash provided by/(used in) financing activities	$(93,384,969)

Net increase/(decrease) in cash	$351,822

Cash at beginning of year	$1,616

Cash at end of year	$353,438

Supplemental disclosure
Cash paid for interest and related fees	$5,017,545

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $2,914,241. Repayments of note payable include non-cash financing activities of $190,000,000

Convertible and High Income Fund Statement of Cash Flows ANNUAL REPORT	17

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by

18	Convertible and High Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Investment in Affiliates. As of October 31, 2008, the Fund had holdings of $2,963,305 in the affiliated fund, Calamos Government Money Market Fund, and as of October 31, 2009, had no holdings in the affiliated fund. During the period from November 1, 2008 through October 31, 2009, the Fund had net redemptions of $2,963,305 and earned $63,364 in dividends from the affiliated fund. The Calamos Government Money Market Fund was liquidated on May 15, 2009 and no subsequent investments were made in the affiliated fund thereafter.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily

Convertible and High Income Fund Notes to Financial Statements ANNUAL REPORT	19

Notes to Financial Statements

due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for unrecognized tax benefits. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. Effective November 1, 2008, the Fund adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs used to determine a valuation, and these inputs are segregated into three levels. Tables summarizing the Fund’s investments under these levels are shown in the Notes to Financial Statements, Note 11 — Valuations.

Effective November 1, 2008, the Fund adopted the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The required disclosures are reflected in the Schedules of Investments, Statements of Operations, and in the Notes to Financial Statements, Note 6 — Derivative Instruments.

Subsequent Events. Subsequent events have been evaluated through December 17, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Calamos Advisors has contractually agreed to waive a portion of its management fee at the annual rate of 0.07% of the average weekly managed assets of the Fund (through May 31, 2009 and to waive a declining amount for two additional years (0.05% of the average weekly managed assets in 2010, and 0.03% in 2011). For the year ended October 31, 2009, the total advisory fee waived pursuant to such agreement was $567,676 and is included in the Statement of Operations under the caption “Less expense reductions”.

Calamos Advisors has agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by Calamos Government Money Market Fund (“GMMF,” which was an affiliated fund and a series of Calamos Investments Trust) attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2009, the total advisory fee waived pursuant to such agreement was $11,752 and is included in the Statement of Operations under the caption “Less expense reductions”.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund).

20	Convertible and High Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $101,871 are included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2009. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2009.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sale of long-term investments, for the year ended October 31, 2009 were as follows:

	U.S. Gov’t Securities	Other

Cost of purchases	$3,034,556	$259,992,910
Proceeds from sales	1,000,000	337,696,515

The following information is presented on a federal income tax basis as of October 31, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2009 was as follows:

Cost basis of Investments	$1,183,210,366
Gross unrealized appreciation	29,373,446

Gross unrealized depreciation	(122,130,646)

Net unrealized appreciation (depreciation)	$(92,757,200)

NOTE 4 – INCOME TAXES

For the year ended October 31, 2009, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income/(loss)	$5,192,112
Accumulated net realized gain/(loss) on investments	(5,192,112)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date.

Convertible and High Income Fund Notes to Financial Statements ANNUAL REPORT	21

Notes to Financial Statements

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component

Distributions were characterized for federal income tax purposes as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Distributions paid from:
Ordinary income	$69,675,294	$98,187,009
Long-term capital gains	1,160,756	20,227,620

As of October 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,637,402
Undistributed capital gains	—

Total undistributed earnings	1,637,402
Accumulated capital and other losses	(65,477,489)
Net unrealized gains/(losses)	(94,299,465)

Total accumulated earnings/(losses)	(158,139,552)
Other	(107,921)
Paid-in capital	991,016,203

Net assets applicable to common shareholders	$832,768,730

As of October 31, 2009, the Fund had a capital loss carryforward of $65,477,489 which, if not used, will expire in 2017.

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 69,837,235 shares outstanding at October 31, 2009. Calamos Advisors owned 25,605 of the outstanding shares at October 31, 2009. Transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Beginning shares	67,837,867	67,413,993
Shares sold	1,696,795	125,893
Shares issued through reinvestment of distributions	302,573	297,981

Ending shares	69,837,235	67,837,867

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts.

22	Convertible and High Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

As of October 31, 2009, the Fund had no outstanding forwards.

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2009, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2009, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2008	17,829	$4,674,090
Options written	40,986	14,652,512
Options closed	(48,905)	(15,636,849)
Options excercised	—	—
Options expired	(1,660)	(706,016)

Options outstanding at October 31, 2009	8,250	$2,983,737

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments, or to hedge the interest rate risk on the fund’s borrowings (see Note 8 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). In the case of a coupon swap, a Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with

Convertible and High Income Fund Notes to Financial Statements ANNUAL REPORT	23

Notes to Financial Statements

these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2009, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of October 31, 2009:

	Assets		Liabilities

	Statement of Assets & Liabilities		Statement of Assets &
	Location	Value	Liabilities Location	Value

Derivative Type:
Purchased options	Investments in securities	$1,248,665	Written options	$3,487,000
Interest Rate contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	1,077,687

VOLUME OF DERIVATIVE ACTIVITY FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2009*

Equity:
Purchased options	1,000
Written options	40,986
Foreign currency contracts	—
Interest rate swaps	$243,000,000
Credit swaps	—

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

NOTE 7 – PREFERRED SHARES

On March 18, 2009, the Fund’s Board approved the final redemption of all preferred shares outstanding. The shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $80,007,130).

NOTE 8 – BORROWINGS

On May 15, 2008, the Fund entered into a Revolving Credit and Security Agreement with conduit lenders and a bank that allowed it to borrow up to an initial limit of $413.4 million. Borrowings under the Revolving Credit and Security Agreement were secured by assets of the Fund. Interest was charged at a rate above the conduits’ commercial paper issuance rate and was payable monthly. Under the Revolving Credit and Security Agreement, the Fund also paid a program fee on its outstanding borrowings to administer the facility and a liquidity fee on the total borrowing limit.

The Fund, with the approval of its Board of Trustees, including its independent Trustees, has entered into a financing package that includes a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $400,000,000, and a Lending Agreement, as defined below. The Agreement with BNP replaced the Revolving Credit and Security Agreement, and an initial draw-down of $190,000,000 under the Agreement was utilized to pay off outstanding indebtedness under the Revolving Credit and Security Agreement in its entirety. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the year ended October 31, 2009, the average borrowings and the average

24	Convertible and High Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

interest rate were $214,498,630 and 1.63%, respectively. As of October 31, 2009, the amount of such outstanding borrowings is $270,000,000. The interest rate applicable to the borrowings on October 31, 2009 was 1.23%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

NOTE 9 – SECURITIES LENDING

The Fund may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Fund records the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At October 31, 2009, the Fund had no securities on loan.

Convertible and High Income Fund Notes to Financial Statements ANNUAL REPORT	25

Notes to Financial Statements

NOTE 10 – SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 11 – STRUCTURED EQUITY LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities are recorded as dividends on the Statement of Operations.

NOTE 12 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

26	Convertible and High Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities at fair value:

		Value of	Other
		Investment	Financial
Valuation Inputs		Securities	Instruments

Level 1 -	Quoted Prices
	Common Stocks	$17,620,122	$—
	Convertible Preferred Stocks	116,158,430	—
	Synthetic Convertible Securities (Purchased Options)	1,248,665	—
	Written Options	—	(3,487,000)
	Short Term Investments	24,390,715	—
Level 2 -	Other significant observable inputs
	Common Stocks	—	—
	Convertible Bonds	196,722,584	—
	Corporate Bonds	637,929,051	—
	U.S. Government and Agency Security	1,998,407	—
	Sovereign Bonds	10,424,985	—
	Convertible Preferred Stocks	35,918,340	—
	Synthetic Convertible Securities (Corporate Bonds, U.S. Government and Agency Security, Sovereign Bond)	7,081,669	—
	Structured Equity-Linked Securities	40,960,198	—
	Interest Rate Swaps	—	(1,077,687)

Total		$1,090,453,166	$(4,564,687)

Convertible and High Income Fund Notes to Financial Statements ANNUAL REPORT	27

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.30	$15.64	$15.44	$15.21	$15.47

Income from investment operations:
Net investment income (loss)	0.82 **	1.05 **	1.27 **	1.34	1.49

Net realized and unrealized gain (loss)	3.82	(6.63)	0.75	0.75	(0.09)

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	— (a)	(0.12)	(0.30)	(0.29)	(0.20)

Net realized gains (common share equivalent basis)	—	(0.07)	(0.03)	(0.02)	—

Total from investment operations	4.64	(5.77)	1.69	1.78	1.20

Less distributions to common shareholders from:
Net investment income	(1.00)	(1.34)	(1.22)	(1.29)	(1.34)

Net realized gains	(0.02)	(0.23)	(0.27)	(0.26)	(0.12)

Capital charge resulting from issuance of common and preferred shares and related offering costs	— (a)	— (a)	—	— (a)	—

Net asset value, end of period	$11.92	$8.30	$15.64	$15.44	$15.21

Market value, end of period	$11.01	$8.74	$14.67	$16.98	$15.52

Total investment return based on:(b)
Net asset value	60.83%	(39.96)%	11.31%	12.16%	7.99%

Market value	41.07%	(32.59)%	(5.06)%	20.88%	1.83%

Net assets, end of period (000)	$832,769	$563,187	$1,054,614	$1,030,741	$940,736

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—	$80,000	$430,000	$430,000	$430,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	3.01%	1.91%	1.18%	1.20%	1.23%

Gross expenses prior to expense reductions and earnings credits(c)	3.10%	2.04%	1.33%	1.34%	1.38%

Net investment income (loss)(c)	8.56%	7.77%	8.20%	8.76%	9.55%

Preferred share distributions	0.04%	0.87%	1.95%	1.88%	1.30%

Net investment income (loss), net of preferred share distributions from net investment income	8.52%	6.90%	6.25%	6.88%	8.25%

Portfolio turnover rate	29%	55%	57%	38%	55%

Asset coverage per preferred share, at end of period(d)	$—	$201,006	$86,333	$84,945	$79,708

Asset coverage per $1,000 of loan outstanding(e)	$4,084	$3,438	$—	$—	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

28	Convertible and High Income Fund ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible and High Income Fund (the “Fund”) as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 17, 2009

Convertible and High Income Fund Report of Independent Registered Public Accounting Firm ANNUAL REPORT	29

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 17, 2009, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2010, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in- house research. The Board also noted the significant personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. The Board also considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2009. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered the Fund’s net asset value performance, noting that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

30	Convertible and High Income Fund ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board also considered, however, that the Fund’s contractual management fee rate at a common asset level is lower than the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that while, generally, the rates of fees paid by those clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser was reasonable in light of the nature and quality of the services provided.

Economies of Scale and Fee Levels Reflecting Those Economies. In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

Convertible and High Income Fund Trustee Approval of Management Agreement ANNUAL REPORT	31

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $1,160,756 as capital gain dividends for the fiscal year ended October 31, 2009.

Under Section 854(b)(2) of the Code, the Fund hereby designates $9,645,950 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2009.

Under Section 854(b)(2) of the Code, the Fund hereby designates 12.20% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2009.

32	Convertible and High Income Fund ANNUAL REPORT Tax Information

Trustees & Officers (unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2009, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 69*	Trustee and President (since 2003)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 72**	Trustee (since 2003)	19	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 59	Trustee (since 2003)	19	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 59	Trustee (since 2003)	19	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company); Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 58	Trustee (since 2003)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC***

Stephen B. Timbers, 65	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 65	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund****

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Mr. Hanauer will retire as of December 31, 2009, in accordance with the board’s retirement policy with respect to independent trustees. There is no current intention to fill such vacancy.

***	Overseeing 109 portfolios in fund complex

****	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

Convertible and High Income Fund Trustees & Officers ANNUAL REPORT	33

Trustees & Officers (unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2009, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 46	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.
Nick P. Calamos, 48	Vice President (since 2003)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
James J. Boyne, 43	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Stathy Darcy, 43	Secretary (since 2007)	Vice President and Deputy General Counsel — Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)
Mark Mickey, 58	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005);

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800)•582•6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

34	Convertible and High Income Fund ANNUAL REPORT Trustees & Officers

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Convertible and High Income Fund About Closed-End Funds ANNUAL REPORT	37

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

38	Convertible and High Income Fund ANNUAL REPORT Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

Convertible and High Income Fund The Calamos Investments Advantage ANNUAL REPORT	39

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 10/31/09	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments and may vary over time.

40	Convertible and High Income Fund ANNUAL REPORT Calamos Closed-End Funds

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications would have arrived by traditional mail.

Visit www.calamos.com and sign up for e-Delivery.

Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2009, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 18, 2009, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED
SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

CUSTODIAN AND FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved.
Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHYANR 1791 2009

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $50,999 and $41,265 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $29,893 and $36,270 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $6,126 and $4,625 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $32,895 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $6,126 and $37,520 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2009, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2009

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	22,748,397,468	12	1,001,310,525	15,250	6,785,062,461
Nick P. Calamos	25	22,748,397,468	12	1,001,310,525	15,250	6,785,062,461
John P. Calamos, Jr.	25	22,748,397,468	12	1,001,310,525	15,250	6,785,062,461
John Hillenbrand	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Steve Klouda	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Jeff Scudieri	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Jon Vacko	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2009

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	275,835,829	2	19,090,907	0	—
Nick P. Calamos	3	275,835,829	2	19,090,907	0	—
John P. Calamos, Jr.	3	275,835,829	2	19,090,907	0	—
John Hillenbrand	3	275,835,829	0	—	0	—
Steve Klouda	3	275,835,829	0	—	0	—
Jeff Scudieri	3	275,835,829	0	—	0	—
Jon Vacko	3	275,835,829	0	—	0	—

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2009, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2009, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant

John P. Calamos Sr.	Over $1,000,000
Nick P. Calamos	None
John P. Calamos, Jr.	None
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Jon Vacko	None
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
(a)(2)(iii) Proxy

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Convertible and High Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 30, 2009

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 30, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 30, 2009

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 30, 2009